UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2018 through May 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                              Pioneer Select
                              Mid Cap Growth Fund

--------------------------------------------------------------------------------
                              Semiannual Report | May 31, 2019
--------------------------------------------------------------------------------

                              Ticker Symbols:

                              Class A    PGOFX
                              Class C    GOFCX
                              Class K    PSMKX
                              Class R    PGRRX
                              Class Y    GROYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                                 [LOGO]   Amundi Pioneer
                                          ==============
                                        ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                         26

Notes to Financial Statements                                                35

Trustees, Officers and Service Providers                                     44

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
May 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 3

Portfolio Management Discussion | 5/31/19

In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth Fund during the six-month period ended May 31, 2019. Mr. Winston, a senior vice president at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer) and lead portfolio manager of the Fund, is responsible for the day-to-day management of the Fund's portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi Pioneer, and David Sobell, a vice president and portfolio manager at Amundi Pioneer.

Q     How did the Fund perform during the six-month period ended May 31, 2019?

A Pioneer Select Mid Cap Growth Fund's Class A shares returned 6.76% at net asset value (NAV) during the six-month period ended May 31, 2019, while the Fund's benchmark, the Russell Midcap Growth Index, returned 7.12%. During the same six-month period, the average return of the 611 mutual funds in Morningstar's Mid-Cap Growth Funds category was 5.18%.

Q How would you describe the investment environment in the equity market during the six-month period ended May 31, 2019?

A The six-month period was a volatile one for domestic equity returns. Domestic stocks sharply corrected in December 2018, the first month of the period, as the U.S. Federal Reserve (the Fed) increased the federal funds rate for the fourth time during the 2018 calendar year on December 19. That spooked investors into thinking that perhaps the Fed could be going too far with its rate hikes. Additionally, trade disputes with China escalated as the U.S. scheduled a tariff-rate increase on $200 billion worth of Chinese imports -- from a rate of 10% to 25% -- to go into effect in early 2019, with further tiers of Chinese goods to face tariffs later in the 2019 calendar year.

      During the first two months of the period (December 2018 and January
      2019), investors seemed to become obsessed with a pair of risks. Namely, the possibility of a continued rise in short-term interest rates this calendar year, in the face of a potentially slowing economy, and the prospect of escalating U.S. trade disputes with China, given that higher tariffs could threaten to stifle both economic growth and corporate earnings in 2019.

      However, after the sharp December market correction of -15% through the Christmas Eve lows for both the Standard & Poor's 500 Index (the S&P 500) and the Fund's benchmark, the Russell Midcap Growth Index (the Russell Index), domestic equities rebounded for the remainder of the six-month period. The S&P 500 ended the six-month period slightly positive, with a return of 0.74%, while the Russell Index fared quite well, returning 7.12%.

4 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

      The primary catalyst for the reversal in domestic equity performance from the December 24th market lows was a "pivot" by the Fed, which changed course and signaled that it would become more data dependent in 2019, thus effectively pausing on further interest-rate hikes. In addition to its shift on interest rates, the Fed also announced an early end (September
      2019) to its balance-sheet reduction program, which further boosted market sentiment. In fact, as the period progressed, many investors actually began to forecast that the Fed would likely cut, not increase, short-term rates sometime in 2019. In addition, market participants cheered what appeared to be fruitful trade discussions between the U.S. and China about potentially resolving some of their disputes.

      During the six-month period, the mid-cap growth equity category substantially outperformed all other domestic equity categories. As noted earlier, the Russell Index returned 7.12% for the six-month period and outperformed each of the categories for core mid-cap stocks, small-cap stocks, and mid-cap value stocks. Over the six-month period, core mid-cap stocks, as measured by the S&P Mid Cap 400 Index, returned -2.81%; small-cap stocks, as measured by the Russell 2000 Index, returned -3.73%; and mid-cap value stocks, as measured by the Russell Midcap Value Index, returned -1.05%.

      Within the Russell Index, the three best-performing sectors over the six-month period were real estate, information technology, and financials, which returned 15.8%, 12.4%, and 8.5%, respectively. Meanwhile, energy, health care, and consumer staples were the lagging sectors in the Russell Index, returning -5.8%, 2.4%, and 2.4%, respectively, for the six-month period.

Q Which of your investment decisions had the greatest effects on the Fund's benchmark-relative performance during the six-month period ended May 31, 2019?

A The Fund's absolute return was solid over the six-month period, though the return of Class A shares at NAV slightly underperformed the Russell Index.

      Sector allocation decisions slightly detracted from the Fund's benchmark-relative returns during the period, as the portfolio's underweights to each of the top-performing Russell Index sectors (real estate, information technology, and financials) and an overweight to the underperforming health care sector had the largest negative effects on relative performance. The aforementioned negatives for benchmark-relative results were somewhat offset by the beneficial effect of the Fund's underweight to the underperforming consumer staples sector.

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 5

      Stock selection contributed positively to the Fund's benchmark-relative returns during the six-month period, with the best results coming from the information technology and communication services sectors, while selection in consumer discretionary lagged and detracted from the Fund's relative performance.

Q Which individual portfolio holdings had the most significant effect on the Fund's benchmark-relative performance, either positive or negative, during the six-month period ended May 31, 2019?

A With regard to individual portfolio holdings, the four-worst performers for the Fund relative to the benchmark during the period were health care holding Centene, industrials holding XPO Logistics, consumer discretionary holding PVH, and information technology holding Micron Technologies.

      Centene is a multi-line managed care organization. Centene's share price declined as investors became concerned about the potential implications for the company's business that could result from possible policy initiatives being discussed by Congress and the Trump administration pertaining to existing health insurance plans under the Affordable Care Act, and to prescription drug pricing. We continue to believe Centene is well positioned to benefit from the broader need to better manage patient care at lower costs, and so we have retained the Fund's investment.

      Shares of XPO Logistics, an innovative global transportation/logistics provider, declined during the six-month period after the company reported earnings that slightly disappointed the Street. The earnings miss was the result of an unusual customer bankruptcy. Additionally, XPO's shares further declined following a short-seller's report that accused the company of questionable accounting practices, among other negative allegations. We believe the core business fundamentals for XPO remain in line with our expectations, however, and we believe the short-seller's report was inaccurate, and so we have retained the Fund's position in XPO.

      PVH is a global apparel company featuring power brands Calvin Klein and Tommy Hilfiger. The company's shares declined in May after its April quarterly report disappointed and sales guidance provided for the July quarter was dismal. PVH has both a retail and wholesale business, and the company's domestic retail business has been struggling because of its outlet concentration, which relies heavily on spending by foreign tourists. Foreign-tourist spending has weakened significantly of late, due to the strength of the U.S. dollar. Despite the recent issues, we believe PVH's business will improve in future quarters, and so we have retained the Fund's shares.

6 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

      Shares of Micron, a leading provider of memory semiconductors, declined over the six-month period after investors grew concerned about the company's sales exposure to Chinese telecom equipment and handset vendor Huawei, which the U.S. government blacklisted in May. Additionally, the ongoing trade dispute between the U.S. and China had a significantly negative effect on the entire semiconductor group within information technology over the six-month period. That said, we have taken a long-term view regarding the risk/reward for Micron's stock, and so we have retained the Fund's position.

      On the positive side, as noted earlier, stock selection in information technology benefited the Fund's benchmark-relative performance, and two of the better individual positive contributors came from the payments-processing industry group within the sector, where the Fund's positions in Worldpay and Total Systems Services significantly aided relative returns.

      Worldpay is a leading global payments-processing company. The company's shares rose by 42% during the six-month period as it reported strong financial results and benefited from investor support for the announcement of its decision to merge with Fidelity Information Services, a provider of core-transaction processing to the financial services industry. The combination of Worldpay and Fidelity Information Services will represent a merger of equals, and we believe it could result in significant cost and revenue synergies that may benefit both sets of shareholders in the future. Total System Services (TSS) is another large global payments-processing company, whose shares also rose by 42% over the six-month period. Like Worldpay, TSS announced a merger decision that met with shareholder enthusiasm, disclosing in May that it would merge with Global Payments, a provider of payments-processing and related solutions.

      We have long held the view that the payments-processing industry has been benefiting from secular tailwinds driven by eCommerce and the digitization of payments, and that the leading companies in the industry -- those with scale and modern systems -- would potentially benefit from market-share gains and further industry consolidation. Our thesis played out positively during the six-month period, and that benefited the Fund's benchmark-relative performance.

      Outside of information technology, the two best individual performers in the portfolio relative to the Russell Index during the six-month period came from health care: Veeva Systems and Loxo Oncology. Veeva is the leading Software-as-a-Service (SaaS) solutions provider for the life science industry. Veeva's shares rose during the six-month period after the company reported two consecutive quarters of strong revenue and profit growth that exceeded

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 7 investor expectations. Veeva is a "classic" growth company that has a substantial lead over its competitors offering SaaS solutions to various payers in the health care ecosystem. Shares of Loxo, which researches and develops cancer drugs, soared higher during the period after Eli Lilly agreed to acquire the company for a substantial premium above the shares' trading price. After the announcement, we sold the Fund's position in Loxo.

Q Did the Fund have any derivative exposure during the six-month period ended May 31, 2019?

A     No, we did not invest the Fund in derivative securities during the period.

Q What is your outlook heading into the second half of the Fund's fiscal year?

A We believe the U.S. economy is slowing from the pace it has exhibited over the last year, and we believe trade tensions with China are likely to remain unsolved and a concern for investors for some time. However, count us among those who believe the Fed is likely to cut, not increase, interest rates in the latter part of 2019, and we feel that the most likely scenario is that the U.S. economy avoids a recession while exhibiting a "soft landing," with moderate growth rates remaining intact for the foreseeable future.

      In the slower, but stable economic environment that we expect, we believe investors are likely to favor stocks of secular growth companies that are not dependent on strong macroeconomic growth in order to flourish. We believe larger-cap companies will continue to seek to acquire mid-cap companies -- particularly in the information technology and health care sectors -- in order to generate top-line growth that is not typically available in a slowing economy, and that mid-cap stocks may benefit from that trend in 2019 and 2020. We also believe that market participants will be willing to pay a premium for shares of companies that can exhibit sustainable growth characteristics and innovation -- characteristics found in the types of equities that we favor holding in the Fund's portfolio.

      As of period-end, the Fund's largest sector overweight relative to the Russell Index was in communications services, while the largest underweight was in financials.

8 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

Please refer to the Schedule of Investments on pages 19-25 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the fund will generally rise.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 9

Portfolio Summary | 5/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                              98.2%
U.S. Government and Agency Obligations                                      1.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     31.7%
Industrials                                                                17.4%
Consumer Discretionary                                                     15.6%
Health Care                                                                15.3%
Communication Services                                                      5.8%
Financials                                                                  4.9%
Materials                                                                   2.9%
Government                                                                  1.8%
Consumer Staples                                                            1.7%
Real Estate                                                                 1.6%
Energy                                                                      1.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Total System Services, Inc.                                            2.05%
--------------------------------------------------------------------------------
 2. Veeva Systems, Inc.                                                    1.99
--------------------------------------------------------------------------------
 3. IAC/InterActiveCorp                                                    1.92
--------------------------------------------------------------------------------
 4. ServiceNow, Inc.                                                       1.84
--------------------------------------------------------------------------------
 5. Live Nation Entertainment, Inc.                                        1.74
--------------------------------------------------------------------------------
 6. Dollar Tree, Inc.                                                      1.67
--------------------------------------------------------------------------------
 7. Thomson Reuters Corp.                                                  1.64
--------------------------------------------------------------------------------
 8. Harris Corp.                                                           1.61
--------------------------------------------------------------------------------
 9. Worldpay, Inc.                                                         1.59
--------------------------------------------------------------------------------
10. MSCI, Inc.                                                             1.59
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

Prices and Distributions | 5/31/19

Net Asset Value per Share

--------------------------------------------------------------------------------
      Class                  5/31/19                     11/30/18
--------------------------------------------------------------------------------
       A                     $40.56                       $37.99
--------------------------------------------------------------------------------
       C                     $27.95                       $26.28
--------------------------------------------------------------------------------
       K                     $41.39                       $38.69
--------------------------------------------------------------------------------
       R                     $38.59                       $36.24
--------------------------------------------------------------------------------
       Y                     $44.43                       $41.57
--------------------------------------------------------------------------------

Distributions per Share: 12/1/18-5/31/19

--------------------------------------------------------------------------------
                       Net
                    Investment          Short-Term             Long-Term
      Class          Income            Capital Gains          Capital Gains
--------------------------------------------------------------------------------
       A              $ --                $ --                   $ --
--------------------------------------------------------------------------------
       C              $ --                $ --                   $ --
--------------------------------------------------------------------------------
       K              $ --                $ --                   $ --
--------------------------------------------------------------------------------
       R              $ --                $ --                   $ --
--------------------------------------------------------------------------------
       Y              $ --                $ --                   $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 11

Performance Update | 5/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Select Mid Cap Growth Fund at public offering price during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2019)
-----------------------------------------------------
                  Net         Public        Russell
                  Asset       Offering      Midcap
                  Value       Price         Growth
Period            (NAV)       (POP)         Index
-----------------------------------------------------
10 Years          13.93%      13.25%        15.29%
5 Years            9.92        8.63         10.28
1 Year             3.80       -2.17          6.87
-----------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2019)
-----------------------------------------------------
Gross
-----------------------------------------------------
1.02%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer
                Select Mid              Russell
                Cap Growth              Midcap
                Fund                    Growth Index
5/09            $ 9,425                 $10,000
5/10            $11,469                 $13,014
5/11            $15,269                 $17,739
5/12            $14,395                 $16,619
5/13            $17,675                 $21,067
5/14            $21,633                 $25,433
5/15            $24,498                 $29,178
5/16            $23,277                 $28,098
5/17            $27,050                 $32,785
5/18            $33,445                 $38,823
5/19            $34,716                 $41,491

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

Performance Update | 5/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2019)
-----------------------------------------------------
                                            Russell
                                            Midcap
                 If          If             Growth
Period           Held        Redeemed       Index
-----------------------------------------------------
10 Years         12.96%      12.96%         15.29%
5 Years           9.04        9.04          10.28
1 Year            2.98        2.98           6.87
-----------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2019)
-----------------------------------------------------
Gross
-----------------------------------------------------
1.78%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer
                Select Mid              Russell
                Cap Growth              Midcap
                Fund                    Growth Index
5/09            $10,000                 $10,000
5/10            $12,068                 $13,014
5/11            $15,916                 $17,739
5/12            $14,855                 $16,619
5/13            $18,073                 $21,067
5/14            $21,939                 $25,433
5/15            $24,636                 $29,178
5/16            $23,224                 $28,098
5/17            $26,774                 $32,785
5/18            $32,843                 $38,823
5/19            $33,821                 $41,491

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 13

Performance Update | 5/31/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2019)
-----------------------------------------------------
                          Net               Russell
                          Asset             Midcap
                          Value             Growth
Period                    (NAV)             Index
-----------------------------------------------------
10 Years                  14.11%            15.29%
5 Years                   10.29             10.28
1 Year                     4.17              6.87
-----------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2019)
-----------------------------------------------------
Gross
-----------------------------------------------------
0.66%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer
                Select Mid              Russell
                Cap Growth              Midcap
                Fund                    Growth Index
5/09            $ 5,000,000             $ 5,000,000
5/10            $ 6,084,437             $ 6,506,828
5/11            $ 8,100,166             $ 8,869,604
5/12            $ 7,636,589             $ 8,309,622
5/13            $ 9,376,580             $10,533,400
5/14            $11,476,466             $12,716,396
5/15            $13,016,191             $14,588,813
5/16            $12,416,657             $14,048,848
5/17            $14,482,522             $16,392,540
5/18            $17,974,588             $19,411,340
5/19            $18,723,788             $20,745,720

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

Performance Update | 5/31/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2019)
-----------------------------------------------------
                          Net               Russell
                          Asset             Midcap
                          Value             Growth
Period                    (NAV)             Index
-----------------------------------------------------
10 Years                  13.65%            15.29%
5 Years                    9.47             10.28
1 Year                     3.26              6.87
-----------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2019)
-----------------------------------------------------
Gross
-----------------------------------------------------
1.44%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer
                Select Mid              Russell
                Cap Growth              Midcap
                Fund                    Growth Index
5/09            $10,000                 $10,000
5/10            $12,169                 $13,014
5/11            $16,200                 $17,739
5/12            $15,273                 $16,619
5/13            $18,753                 $21,067
5/14            $22,874                 $25,433
5/15            $25,797                 $29,178
5/16            $24,419                 $28,098
5/17            $28,275                 $32,785
5/18            $34,829                 $38,823
5/19            $35,965                 $41,491

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 15

Performance Update | 5/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2019)
-----------------------------------------------------
                          Net               Russell
                          Asset             Midcap
                          Value             Growth
Period                    (NAV)             Index
-----------------------------------------------------
10 Years                  14.32%            15.29%
5 Years                   10.21             10.28
1 Year                     4.00              6.87
-----------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2019)
-----------------------------------------------------
Gross
-----------------------------------------------------
0.78%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer
                Select Mid              Russell
                Cap Growth              Midcap
                Fund                    Growth Index
5/09            $ 5,000,000             $ 5,000,000
5/10            $ 6,116,108             $ 6,506,828
5/11            $ 8,180,703             $ 8,869,604
5/12            $ 7,743,254             $ 8,309,622
5/13            $ 9,548,293             $10,533,400
5/14            $11,723,772             $12,716,396
5/15            $13,315,188             $14,588,813
5/16            $12,686,913             $14,048,848
5/17            $14,781,710             $16,392,540
5/18            $18,327,616             $19,411,340
5/19            $19,061,330             $20,745,720

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on actual returns from December 1, 2018, through May 31, 2019.

--------------------------------------------------------------------------------------------------
Share Class                          A             C             K             R             Y
--------------------------------------------------------------------------------------------------
Beginning Account                $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 12/1/18
--------------------------------------------------------------------------------------------------
Ending Account                   $1,067.60     $1,063.50     $1,069.80     $1,064.80     $1,068.80
Value (after expenses)
on 5/31/19
--------------------------------------------------------------------------------------------------
Expenses Paid                        $5.26         $9.62         $3.46         $8.08         $4.13
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.02%, 1.87%, 0.67%, 1.57% and 0.80% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2018, through May 31, 2019.

--------------------------------------------------------------------------------------------------
Share Class                          A             C             K             R             Y
--------------------------------------------------------------------------------------------------
Beginning Account                $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 12/1/18
--------------------------------------------------------------------------------------------------
Ending Account                   $1,019.85     $1,015.61     $1,021.59     $1,017.10     $1,020.94
Value (after expenses)
on 5/31/19
--------------------------------------------------------------------------------------------------
Expenses Paid                        $5.14         $9.40         $3.38         $7.90         $4.03
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.02%, 1.87%, 0.67%, 1.57% and 0.80% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

Schedule of Investments | 5/31/19 (unaudited)

-----------------------------------------------------------------------------------------------------------------
Shares                                                                                             Value
-----------------------------------------------------------------------------------------------------------------
                   UNAFFILIATED ISSUERS -- 99.6%
                   COMMON STOCKS -- 97.4% of Net Assets
                   Aerospace & Defense -- 1.6%
   168,455         Harris Corp.                                                                    $   31,533,091
                                                                                                   --------------
                   Total Aerospace & Defense                                                       $   31,533,091
-----------------------------------------------------------------------------------------------------------------
                   Air Freight & Logistics -- 0.5%
   197,235(a)      XPO Logistics, Inc.                                                             $   10,273,971
                                                                                                   --------------
                   Total Air Freight & Logistics                                                   $   10,273,971
-----------------------------------------------------------------------------------------------------------------
                   Auto Components -- 0.6%
   190,339         Aptiv Plc                                                                       $   12,189,310
                                                                                                   --------------
                   Total Auto Components                                                           $   12,189,310
-----------------------------------------------------------------------------------------------------------------
                   Banks -- 0.7%
    68,309(a)      SVB Financial Group                                                             $   13,757,433
                                                                                                   --------------
                   Total Banks                                                                     $   13,757,433
-----------------------------------------------------------------------------------------------------------------
                   Beverages -- 0.6%
    67,985         Constellation Brands, Inc.                                                      $   11,995,953
                                                                                                   --------------
                   Total Beverages                                                                 $   11,995,953
-----------------------------------------------------------------------------------------------------------------
                   Biotechnology -- 5.3%
   116,061(a)      Agios Pharmaceuticals, Inc.                                                     $    5,358,536
   110,222(a)      Alnylam Pharmaceuticals, Inc.                                                        7,442,189
   254,561(a)      Esperion Therapeutics, Inc.                                                         12,117,104
   253,614(a)      Exact Sciences Corp.                                                                26,282,019
   387,525(a)      FibroGen, Inc.                                                                      14,043,906
   139,305(a)      Sage Therapeutics, Inc.                                                             23,942,350
   129,771(a)      Sarepta Therapeutics, Inc.                                                          14,774,428
                                                                                                   --------------
                   Total Biotechnology                                                             $  103,960,532
-----------------------------------------------------------------------------------------------------------------
                   Building Products -- 2.2%
   240,751         Fortune Brands Home & Security, Inc.                                            $   11,570,493
   299,329         Owens Corning                                                                       14,508,477
   273,189(a)      Trex Co., Inc.                                                                      16,342,166
                                                                                                   --------------
                   Total Building Products                                                         $   42,421,136
-----------------------------------------------------------------------------------------------------------------
                   Capital Markets -- 3.2%
   141,230         MSCI, Inc.                                                                      $   31,072,012
   112,823         Nasdaq, Inc.                                                                        10,226,277
    68,045         S&P Global, Inc.                                                                    14,553,465
   186,862         Tradeweb Markets, Inc.                                                               8,425,608
                                                                                                   --------------
                   Total Capital Markets                                                           $   64,277,362
-----------------------------------------------------------------------------------------------------------------
                   Chemicals -- 0.7%
   339,887         CF Industries Holdings, Inc.                                                    $   13,677,053
                                                                                                   --------------
                   Total Chemicals                                                                 $   13,677,053
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 19

-----------------------------------------------------------------------------------------------------------------
Shares                                                                                             Value
-----------------------------------------------------------------------------------------------------------------
                   Commercial Services & Supplies -- 1.1%
   233,802         Waste Connections, Inc.                                                         $   22,127,021
                                                                                                   --------------
                   Total Commercial Services & Supplies                                            $   22,127,021
-----------------------------------------------------------------------------------------------------------------
                   Construction Materials -- 1.0%
   156,856         Vulcan Materials Co.                                                            $   19,592,883
                                                                                                   --------------
                   Total Construction Materials                                                    $   19,592,883
-----------------------------------------------------------------------------------------------------------------
                   Consumer Finance -- 0.4%
   166,142(a)      Green Dot Corp.                                                                 $    7,710,650
                                                                                                   --------------
                   Total Consumer Finance                                                          $    7,710,650
-----------------------------------------------------------------------------------------------------------------
                   Containers & Packaging -- 1.2%
   109,946         Avery Dennison Corp.                                                            $   11,440,981
   265,685(a)      Berry Global Group, Inc.                                                            12,492,509
                                                                                                   --------------
                   Total Containers & Packaging                                                    $   23,933,490
-----------------------------------------------------------------------------------------------------------------
                   Diversified Consumer Services -- 1.7%
   138,561(a)      Grand Canyon Education, Inc.                                                    $   16,607,921
   310,718(a)      ServiceMaster Global Holdings, Inc.                                                 16,778,772
                                                                                                   --------------
                   Total Diversified Consumer Services                                             $   33,386,693
-----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication Services -- 0.6%
   346,171(a)      Zayo Group Holdings, Inc.                                                       $   11,319,792
                                                                                                   --------------
                   Total Diversified Telecommunication Services                                    $   11,319,792
-----------------------------------------------------------------------------------------------------------------
                   Electronic Equipment, Instruments & Components -- 2.0%
   272,252         CDW Corp.                                                                       $   26,800,487
    75,984(a)      Zebra Technologies Corp.                                                            13,026,697
                                                                                                   --------------
                   Total Electronic Equipment, Instruments & Components                            $   39,827,184
-----------------------------------------------------------------------------------------------------------------
                   Energy Equipment & Services -- 1.2%
   711,117(a)      Cactus, Inc.                                                                    $   23,146,858
                                                                                                   --------------
                   Total Energy Equipment & Services                                               $   23,146,858
-----------------------------------------------------------------------------------------------------------------
                   Entertainment -- 1.7%
   559,888(a)      Live Nation Entertainment, Inc.                                                 $   34,052,388
                                                                                                   --------------
                   Total Entertainment                                                             $   34,052,388
-----------------------------------------------------------------------------------------------------------------
                   Equity Real Estate Investment Trusts (REIT) -- 1.5%
   269,055         Liberty Property Trust                                                          $   12,772,041
    81,320(a)      SBA Communications Corp.                                                            17,598,461
                                                                                                   --------------
                   Total Equity Real Estate Investment Trusts (REIT)                               $   30,370,502
-----------------------------------------------------------------------------------------------------------------
                   Food Products -- 1.1%
 1,011,601(a)      Nomad Foods, Ltd.                                                               $   21,466,173
                                                                                                   --------------
                   Total Food Products                                                             $   21,466,173
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

-----------------------------------------------------------------------------------------------------------------
Shares                                                                                             Value
-----------------------------------------------------------------------------------------------------------------
                   Health Care Equipment & Supplies -- 3.7%
    38,022(a)      ABIOMED, Inc.                                                                   $    9,958,722
    88,697(a)      Align Technology, Inc.                                                              25,220,992
   333,913(a)      Boston Scientific Corp.                                                             12,825,599
   107,037(a)      DexCom, Inc.                                                                        12,983,588
    77,593(a)      Penumbra, Inc.                                                                      11,072,521
                                                                                                   --------------
                   Total Health Care Equipment & Supplies                                          $   72,061,422
-----------------------------------------------------------------------------------------------------------------
                   Health Care Providers & Services -- 2.5%
   118,091(a)      Amedisys, Inc.                                                                  $   13,262,800
   129,358(a)      Centene Corp.                                                                        7,470,425
    58,804(a)      Molina Healthcare, Inc.                                                              8,365,457
    73,713(a)      WellCare Health Plans, Inc.                                                         20,358,793
                                                                                                   --------------
                   Total Health Care Providers & Services                                          $   49,457,475
-----------------------------------------------------------------------------------------------------------------
                   Health Care Technology -- 2.6%
   205,141(a)      Teladoc Health, Inc.                                                            $   11,922,795
   252,705(a)      Veeva Systems, Inc.                                                                 38,989,854
                                                                                                   --------------
                   Total Health Care Technology                                                    $   50,912,649
-----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants & Leisure -- 4.9%
   302,064         Aramark                                                                         $   10,508,807
   263,062         Brinker International, Inc.                                                          9,883,239
    16,082(a)      Chipotle Mexican Grill, Inc.                                                        10,613,638
   154,560         Dave & Buster's Entertainment, Inc.                                                  7,687,814
   137,792         Hilton Worldwide Holdings, Inc.                                                     12,324,117
   201,517(a)      Planet Fitness, Inc.                                                                15,410,005
   107,529         Six Flags Entertainment Corp.                                                        5,307,631
   727,923         Wendy's Co.                                                                         13,386,504
   308,126         Yum China Holdings, Inc.                                                            12,328,121
                                                                                                   --------------
                   Total Hotels, Restaurants & Leisure                                             $   97,449,876
-----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates -- 1.1%
    61,140         Roper Technologies, Inc.                                                        $   21,027,269
                                                                                                   --------------
                   Total Industrial Conglomerates                                                  $   21,027,269
-----------------------------------------------------------------------------------------------------------------
                   Insurance -- 0.5%
   252,201         Fidelity National Financial, Inc.                                               $    9,722,349
                                                                                                   --------------
                   Total Insurance                                                                 $    9,722,349
-----------------------------------------------------------------------------------------------------------------
                   Interactive Media & Services -- 2.8%
   170,193(a)      IAC/InterActiveCorp                                                             $   37,587,124
   480,833(a)      Twitter, Inc.                                                                       17,521,555
                                                                                                   --------------
                   Total Interactive Media & Services                                              $   55,108,679
-----------------------------------------------------------------------------------------------------------------
                   Internet & Direct Marketing Retail -- 1.0%
   122,011         Expedia Group, Inc.                                                             $   14,031,265
    94,024(a)      GrubHub, Inc.                                                                        6,125,664
                                                                                                   --------------
                   Total Internet & Direct Marketing Retail                                        $   20,156,929
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 21

-----------------------------------------------------------------------------------------------------------------
Shares                                                                                             Value
-----------------------------------------------------------------------------------------------------------------
                   IT Services -- 11.2%
    72,473         DXC Technology Co.                                                              $    3,445,366
   106,996(a)      EPAM Systems, Inc.                                                                  18,466,440
    78,466(a)      Euronet Worldwide, Inc.                                                             12,165,369
   238,082         Fidelity National Information Services, Inc.                                        28,641,265
   883,690(a)      First Data Corp.                                                                    22,463,400
   116,366(a)      FleetCor Technologies, Inc.                                                         30,046,865
    65,625(a)      Gartner, Inc.                                                                        9,929,062
   206,158         Perspecta, Inc.                                                                      4,475,690
   325,286         Total System Services, Inc.                                                         40,182,579
   103,619(a)      WEX, Inc.                                                                           19,577,774
   256,372(a)      Worldpay, Inc.                                                                      31,185,090
                                                                                                   --------------
                   Total IT Services                                                               $  220,578,900
-----------------------------------------------------------------------------------------------------------------
                   Machinery -- 6.1%
   342,390         Albany International Corp.                                                      $   23,991,267
 1,206,135(a)      ATS Automation Tooling Systems, Inc.                                                18,162,051
   208,329(a)      Chart Industries, Inc.                                                              15,964,251
   293,432         Fortive Corp.                                                                       22,344,847
   638,579(a)      Gardner Denver Holdings, Inc.                                                       21,692,529
   152,652         Stanley Black & Decker, Inc.                                                        19,420,387
                                                                                                   --------------
                   Total Machinery                                                                 $  121,575,332
-----------------------------------------------------------------------------------------------------------------
                   Media -- 0.7%
   134,503         Nexstar Media Group, Inc.                                                       $   13,470,476
                                                                                                   --------------
                   Total Media                                                                     $   13,470,476
-----------------------------------------------------------------------------------------------------------------
                   Multiline Retail -- 1.6%
   321,186(a)      Dollar Tree, Inc.                                                               $   32,629,286
                                                                                                   --------------
                   Total Multiline Retail                                                          $   32,629,286
-----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels -- 0.1%
    60,348         PBF Energy, Inc.                                                                $    1,593,187
                                                                                                   --------------
                   Total Oil, Gas & Consumable Fuels                                               $    1,593,187
-----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals -- 1.2%
   286,908(a)      Medicines Co.                                                                   $   10,228,270
   149,362(a)      Reata Pharmaceuticals, Inc.                                                         12,736,098
                                                                                                   --------------
                   Total Pharmaceuticals                                                           $   22,964,368
-----------------------------------------------------------------------------------------------------------------
                   Professional Services -- 4.6%
   729,014(a)      Clarivate Analytics Plc                                                         $    9,418,861
    27,117(a)      CoStar Group, Inc.                                                                  13,819,908
   504,528         Thomson Reuters Corp.                                                               32,133,388
   572,907(a)      Upwork, Inc.                                                                         8,582,147
   194,595         Verisk Analytics, Inc.                                                              27,243,300
                                                                                                   --------------
                   Total Professional Services                                                     $   91,197,604
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

-----------------------------------------------------------------------------------------------------------------
Shares                                                                                             Value
-----------------------------------------------------------------------------------------------------------------
                   Semiconductors & Semiconductor Equipment -- 5.7%
   877,842(a)      Advanced Micro Devices, Inc.                                                    $   24,061,649
   771,714         Cypress Semiconductor Corp.                                                         13,751,944
   573,474(a)      Micron Technology, Inc.                                                             18,700,987
   178,414         MKS Instruments, Inc.                                                               12,749,464
   565,932(a)      ON Semiconductor Corp.                                                              10,050,952
   238,334         STMicroelectronics NV                                                                3,584,543
   283,858         Xilinx, Inc.                                                                        29,041,512
                                                                                                   --------------
                   Total Semiconductors & Semiconductor Equipment                                  $  111,941,051
-----------------------------------------------------------------------------------------------------------------
                   Software -- 11.7%
   108,429(a)      Atlassian Corp. Plc                                                             $   13,649,042
   106,444         Intuit, Inc.                                                                        26,062,813
    71,525(a)      Palo Alto Networks, Inc.                                                            14,315,014
   146,271(a)      PTC, Inc.                                                                           12,295,540
   298,319(a)      RealPage, Inc.                                                                      17,397,964
   137,200(a)      ServiceNow, Inc.                                                                    35,936,796
   123,696(a)      Splunk, Inc.                                                                        14,100,107
   508,518         SS&C Technologies Holdings, Inc.                                                    28,299,027
   199,704(a)      Synopsys, Inc.                                                                      23,253,534
   145,244(a)      Tableau Software, Inc.                                                              16,335,593
    73,875(a)      Trade Desk, Inc.                                                                    14,687,089
   172,301(a)      Zendesk, Inc.                                                                       14,516,359
                                                                                                   --------------
                   Total Software                                                                  $  230,848,878
-----------------------------------------------------------------------------------------------------------------
                   Specialty Retail -- 4.9%
    99,730         Advance Auto Parts, Inc.                                                        $   15,458,150
    99,219(a)      Burlington Stores, Inc.                                                             15,535,711
   317,765         Ross Stores, Inc.                                                                   29,548,967
   150,278         Tractor Supply Co.                                                                  15,145,017
    65,171(a)      Ulta Beauty, Inc.                                                                   21,726,708
                                                                                                   --------------
                   Total Specialty Retail                                                          $   97,414,553
-----------------------------------------------------------------------------------------------------------------
                   Technology Hardware, Storage & Peripherals -- 0.9%
   145,287         NetApp, Inc.                                                                    $    8,600,990
   540,036(a)      Pure Storage, Inc.                                                                   8,564,971
                                                                                                   --------------
                   Total Technology Hardware, Storage & Peripherals                                $   17,165,961
-----------------------------------------------------------------------------------------------------------------
                   Textiles, Apparel & Luxury Goods -- 0.7%
   153,342         PVH Corp.                                                                       $   13,063,205
                                                                                                   --------------
                   Total Textiles, Apparel & Luxury Goods                                          $   13,063,205
-----------------------------------------------------------------------------------------------------------------
                   TOTAL COMMON STOCKS
                   (Cost $1,488,242,356)                                                           $1,921,358,924
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 23

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                   U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 1.8%
                   of Net Assets
20,820,000(b)      U.S. Treasury Bills, 6/4/19                                                     $   20,818,695
10,120,000(b)      U.S. Treasury Bills, 6/11/19                                                        10,114,905
 4,990,000(b)      U.S. Treasury Bills, 6/25/19                                                         4,983,019
-----------------------------------------------------------------------------------------------------------------
                   TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                   (Cost $35,911,647)                                                              $   35,916,619
-----------------------------------------------------------------------------------------------------------------
                   TEMPORARY CASH INVESTMENTS -- 0.4% of Net Assets
                   REPURCHASE AGREEMENTS -- 0.4%
 3,460,000         $3,460,000 TD Securities USA LLC, 2.47%, dated 5/31/19 plus accrued interest on 6/3/19 collateralized by
                   $3,529,201 Federal National Mortgage
                   Association, 4.0%, 3/1/49                                                       $    3,460,000
 3,460,000         $3,460,000 TD Securities USA LLC, 2.49%, dated 5/31/19 plus accrued interest on 6/3/19 collateralized by
                   $3,529,240 U.S. Treasury Notes, 2.875%,
                   11/30/23                                                                             3,460,000
                                                                                                   --------------
                                                                                                   $    6,920,000
-----------------------------------------------------------------------------------------------------------------
                   TOTAL TEMPORARY CASH INVESTMENTS
                   (Cost $6,920,000)                                                               $    6,920,000
-----------------------------------------------------------------------------------------------------------------
                   TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.6%
                   (Cost $1,531,074,003)                                                           $1,964,195,543
-----------------------------------------------------------------------------------------------------------------
                   OTHER ASSETS AND LIABILITIES -- 0.4%                                            $    7,012,287
-----------------------------------------------------------------------------------------------------------------
                   NET ASSETS -- 100.0%                                                            $1,971,207,830
=================================================================================================================

REIT      Real Estate Investment Trust.

(a)       Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2019, aggregated $459,995,436 and $412,583,485, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended May 31, 2019, the Fund did not engage in cross trade activity.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

At May 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,537,082,810 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
            there is an excess of value over tax cost                               $507,766,163
          Aggregate gross unrealized depreciation for all investments in which
            there is an excess of tax cost over value                                (80,653,430)
                                                                                    ------------
          Net unrealized appreciation                                               $427,112,733
                                                                                    ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of May 31, 2019, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------------
                                           Level 1            Level 2         Level 3     Total
----------------------------------------------------------------------------------------------------------
Common Stocks                              $1,921,358,924     $        --     $ --        $1,921,358,924
U.S. Government and
   Agency Obligations                                  --      35,916,619       --            35,916,619
Repurchase Agreements                                  --       6,920,000       --             6,920,000
----------------------------------------------------------------------------------------------------------
Total Investments in Securities            $1,921,358,924     $42,836,619     $ --        $1,964,195,543
==========================================================================================================

During the six months ended May 31, 2019, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 25

Statement of Assets and Liabilities | 5/31/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $1,531,074,003)               $1,964,195,543
  Cash                                                                                   3,575,347
  Foreign currencies, at value (cost $6,044)                                                 5,943
  Receivables --
     Investment securities sold                                                          9,392,102
     Fund shares sold                                                                    2,593,000
     Dividends                                                                           1,033,520
     Interest                                                                                  477
  Other assets                                                                              67,094
--------------------------------------------------------------------------------------------------
        Total assets                                                                $1,980,863,026
==================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                $    6,970,334
     Fund shares repurchased                                                             2,008,070
     Trustees' fees                                                                         10,620
     Transfer agent fees                                                                   368,937
  Due to affiliates                                                                        124,068
  Accrued expenses                                                                         173,167
--------------------------------------------------------------------------------------------------
        Total liabilities                                                           $    9,655,196
==================================================================================================
NET ASSETS:
  Paid-in capital                                                                   $1,544,433,618
  Distributable earnings                                                               426,774,212
--------------------------------------------------------------------------------------------------
        Net assets                                                                  $1,971,207,830
==================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $1,164,389,143/28,705,979 shares)                               $        40.56
  Class C (based on $39,906,928/1,427,725 shares)                                   $        27.95
  Class K (based on $127,207,870/3,073,416 shares)                                  $        41.39
  Class R (based on $16,346,295/423,537 shares)                                     $        38.59
  Class Y (based on $623,357,594/14,028,554 shares)                                 $        44.43
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $40.56 net asset value per share/
     100%-5.75% maximum sales charge)                                               $        43.03
==================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

Statement of Operations (unaudited)

For the Six Months Ended 5/31/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $72,633)                                             $  5,416,525
  Interest from unaffiliated issuers                                    244,421
------------------------------------------------------------------------------------------------------
       Total investment income                                                           $  5,660,946
======================================================================================================
EXPENSES:
  Management fees                                                  $  5,609,048
  Administrative expense                                                329,829
  Transfer agent fees
     Class A                                                            501,101
     Class C                                                             35,641
     Class K                                                              1,734
     Class R                                                             32,609
     Class Y                                                            401,585
  Distribution fees
     Class A                                                          1,431,123
     Class C                                                            201,883
     Class R                                                             43,912
  Shareowner communications expense                                     155,169
  Custodian fees                                                         15,638
  Registration fees                                                      70,563
  Professional fees                                                      51,267
  Printing expense                                                       16,224
  Pricing fees                                                               84
  Trustees' fees                                                         39,866
  Insurance expense                                                      17,445
  Miscellaneous                                                          82,258
------------------------------------------------------------------------------------------------------
     Total expenses                                                                      $  9,036,979
------------------------------------------------------------------------------------------------------
       Net investment loss                                                               $ (3,376,033)
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                           $ 17,683,800
     Other assets and liabilities denominated in
       foreign currencies                                                12,136          $ 17,695,936
------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                           $109,976,888
     Other assets and liabilities denominated in
       foreign currencies                                                   (56)         $109,976,832
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                 $127,672,768
------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $124,296,735
======================================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 27

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended                 Year
                                                                  5/31/19               Ended
                                                                  (unaudited)           11/30/18
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $   (3,376,033)       $   (7,126,329)
Net realized gain (loss) on investments                               17,695,936           196,455,316
Change in net unrealized appreciation (depreciation)
  on investments                                                     109,976,832          (117,512,754)
-------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations         $  124,296,735        $   71,816,233
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($-- and $5.51 per share, respectively)                 $           --        $ (143,556,531)
  Class C ($-- and $5.51 per share, respectively)                             --            (7,160,458)
  Class K ($-- and $5.51 per share, respectively)                             --            (6,535,713)
  Class R ($-- and $5.51 per share, respectively)                             --            (2,550,557)
  Class Y ($-- and $5.51 per share, respectively)                             --           (62,678,957)
-------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                           $           --        $ (222,482,216)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                 $  270,264,708        $  486,524,930
Reinvestment of distributions                                                 --           205,882,519
Cost of shares repurchased                                          (194,059,815)         (350,297,199)
-------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
       share transactions                                         $   76,204,893        $  342,110,250
-------------------------------------------------------------------------------------------------------
     Net increase in net assets                                   $  200,501,628        $  191,444,267
NET ASSETS:
Beginning of period                                               $1,770,706,202        $1,579,261,935
-------------------------------------------------------------------------------------------------------
End of period                                                     $1,971,207,830        $1,770,706,202
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

----------------------------------------------------------------------------------------------------
                                    Six Months      Six Months
                                    Ended           Ended
                                    5/31/19         5/31/19           Year Ended      Year Ended
                                    Shares          Amount            11/30/18        11/30/18
                                    (unaudited)     (unaudited)       Shares          Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                          1,025,927      $ 39,946,857       2,572,411      $ 114,247,632
Reinvestment of distributions               51                --       3,626,698        136,908,029
Less shares repurchased             (1,935,283)      (75,625,471)     (3,722,577)      (163,953,540)
----------------------------------------------------------------------------------------------------
     Net increase (decrease)          (909,305)     $(35,678,614)      2,476,532      $  87,202,121
====================================================================================================
Class C
Shares sold                            253,194      $  6,598,472         493,058      $  16,119,837
Reinvestment of distributions               --                --         230,233          6,013,689
Less shares repurchased               (383,681)      (10,140,594)     (1,226,631)       (41,733,534)
----------------------------------------------------------------------------------------------------
     Net decrease                     (130,487)     $ (3,542,122)       (503,340)     $ (19,600,008)
====================================================================================================
Class K
Shares sold                          1,967,678      $ 77,646,570         807,805      $  36,547,459
Reinvestment of distributions               --                --         150,492          5,786,423
Less shares repurchased               (258,020)      (10,349,943)       (171,000)        (7,639,875)
----------------------------------------------------------------------------------------------------
     Net increase                    1,709,658      $ 67,296,627         787,297      $  34,694,007
====================================================================================================
Class R
Shares sold                            164,149      $  5,786,369         230,454      $   9,548,711
Reinvestment of distributions                7                --          52,413          1,887,905
Less shares repurchased               (274,294)       (9,851,262)       (678,123)       (28,114,194)
----------------------------------------------------------------------------------------------------
     Net decrease                     (110,138)     $ (4,064,893)       (395,256)     $ (16,677,578)
====================================================================================================
Class Y
Shares sold                          3,305,868      $140,286,440       6,349,307      $ 310,061,291
Reinvestment of distributions               --                --       1,338,331         55,286,473
Less shares repurchased             (2,092,511)      (88,092,545)     (2,269,088)      (108,856,056)
----------------------------------------------------------------------------------------------------
     Net increase                    1,213,357      $ 52,193,895       5,418,550      $ 256,491,708
====================================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 29

Financial Highlights


------------------------------------------------------------------------------------------------------------------------------------
                                              Six Months
                                              Ended           Year           Year           Year         Year           Year
                                              5/31/19         Ended          Ended          Ended        Ended          Ended
                                              (unaudited)     11/30/18       11/30/17       11/30/16*    11/30/15*      11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period          $    37.99      $    41.43     $    35.13     $  35.00     $    36.92     $    37.55
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (loss)                $    (0.08)(a)  $    (0.20)(a) $    (0.12)(a) $  (0.04)(a) $    (0.15)(a) $    (0.17)
  Net realized and unrealized gain (loss)
  on investments                                    2.65            2.27           9.91         0.76           1.30           5.16
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                  $     2.57      $     2.07     $     9.79     $   0.72     $     1.15     $     4.99
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                           $       --      $    (5.51)    $    (3.49)    $  (0.59)    $    (3.07)    $    (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                           $       --      $    (5.51)    $    (3.49)    $  (0.59)    $    (3.07)    $    (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value    $     2.57      $    (3.44)    $     6.30     $   0.13     $    (1.92)    $    (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $    40.56      $    37.99     $    41.43     $  35.13     $    35.00     $    36.92
====================================================================================================================================
Total return (b)                                    6.76%(c)        5.09%(d)      27.90%(e)     2.06%          3.13%(f)      13.30%
Ratio of net expenses to average net assets         1.02%(g)        1.02%          1.04%        1.06%          1.06%          1.09%
Ratio of net investment income (loss) to
  average net assets                               (0.42)%(g)      (0.45)%        (0.32)%      (0.12)%        (0.40)%        (0.48)%
Portfolio turnover rate                               22%(c)          82%            83%          99%            91%           105%
Net assets, end of period (in thousands)      $1,164,389      $1,124,956     $1,124,242     $950,638     $1,009,964     $1,016,065
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2018, the total return would have been 5.06%.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2017, the total return would have been 27.88%.

(f) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.10%.

(g)   Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                              5/31/19      Ended       Ended       Ended       Ended       Ended
                                                              (unaudited)  11/30/18    11/30/17    11/30/16*   11/30/15*   11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $ 26.28      $ 30.53     $ 26.82     $ 27.07     $ 29.47     $ 31.23
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $ (0.17)(a)  $ (0.40)(a) $ (0.33)(a) $ (0.24)(a) $ (0.37)(a) $ (0.34)
  Net realized and unrealized gain (loss) on investments         1.84         1.66        7.53        0.58        1.04        4.20
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  1.67      $  1.26     $  7.20     $  0.34     $  0.67     $  3.86
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                           $    --      $ (5.51)    $ (3.49)    $ (0.59)    $ (3.07)    $ (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $    --      $ (5.51)    $ (3.49)    $ (0.59)    $ (3.07)    $ (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  1.67      $ (4.25)    $  3.71     $ (0.25)    $ (2.40)    $ (1.76)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 27.95      $ 26.28     $ 30.53     $ 26.82     $ 27.07     $ 29.47
====================================================================================================================================
Total return (b)                                                 6.35%(c)     4.24%      26.89%       1.26%       2.29%(d)   12.37%
Ratio of net expenses to average net assets                      1.87%(e)     1.78%       1.84%       1.86%       1.87%       1.91%
Ratio of net investment income (loss) to average net assets     (1.27)%(e)   (1.22)%     (1.11)%     (0.92)%     (1.20)%     (1.30)%
Portfolio turnover rate                                            22%(c)       82%         83%         99%         91%        105%
Net assets, end of period (in thousands)                      $39,907      $40,956     $62,937     $58,377     $69,528     $71,942
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 2.25%.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended          Year       Year         Year
                                                                   5/31/19        Ended      Ended        Ended       12/31/14
                                                                   (unaudited)    11/30/18   11/30/17     11/30/16*   to 11/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                               $  38.69       $ 41.95    $ 35.41      $ 35.13     $ 37.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                 $  (0.01)      $ (0.03)   $  0.01(b)   $  0.09(b)  $  0.01
  Net realized and unrealized gain (loss) on investments               2.71          2.28      10.02         0.78        1.19
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $   2.70       $  2.25    $ 10.03      $  0.87     $  1.20
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                                $     --       $ (5.51)   $ (3.49)     $ (0.59)    $ (3.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $     --       $ (5.51)   $ (3.49)     $ (0.59)    $ (3.07)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $   2.70       $ (3.26)   $  6.54      $  0.28     $ (1.87)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  41.39       $ 38.69    $ 41.95      $ 35.41     $ 35.13
====================================================================================================================================
Total return (c)                                                       6.98%(d)      5.45%     28.36%(e)     2.48%       3.25%(d)(f)
Ratio of net expenses to average net assets                            0.67%(g)      0.66%      0.67%        0.68%       0.67%(g)
Ratio of net investment income (loss) to average net assets           (0.05)%(g)    (0.07)%     0.03%        0.27%       0.03%(g)
Portfolio turnover rate                                                  22%(d)        82%        83%          99%         91%
Net assets, end of period (in thousands)                           $127,208       $52,764    $24,180      $17,395     $11,973
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with net investment loss in the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2017, the total return would have been 28.34%.

(f) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.23%.

(g)   Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                              5/31/19      Ended       Ended       Ended       Ended       Ended
                                                              (unaudited)  11/30/18    11/30/17    11/30/16*   11/30/15*   11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                          $ 36.24      $ 39.93     $ 34.10     $ 34.11     $ 36.19     $ 37.05
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $ (0.18)(a)  $ (0.37)(a) $ (0.27)(a) $ (0.16)(a) $ (0.29)(a) $ (0.23)
  Net realized and unrealized gain (loss) on investments         2.53         2.19        9.59        0.74        1.28        4.99
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  2.35      $  1.82      $ 9.32     $  0.58     $  0.99     $  4.76
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                           $    --      $ (5.51)    $ (3.49)    $ (0.59)    $ (3.07)    $ (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $    --      $ (5.51)    $ (3.49)    $ (0.59)    $ (3.07)    $ (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  2.35      $ (3.69)    $  5.83     $ (0.01)    $ (2.08)    $ (0.86)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 38.59      $ 36.24     $ 39.93     $ 34.10     $ 34.11     $ 36.19
====================================================================================================================================
Total return (b)                                                 6.48%(c)     4.65%      27.37%       1.70%       2.75%(d)   12.85%
Ratio of net expenses to average net assets                      1.57%(e)     1.44%       1.45%       1.43%       1.45%       1.49%
Ratio of net investment income (loss) to average net assets     (0.97)%(e)   (0.88)%     (0.72)%     (0.49)%     (0.77)%     (0.87)%
Portfolio turnover rate                                            22%(c)       82%         83%         99%         91%        105%
Net assets, end of period (in thousands)                      $16,346      $19,341     $37,092     $37,351     $25,973     $14,591
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 2.72%.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 33


------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended         Year         Year         Year           Year         Year
                                                      5/31/19       Ended        Ended        Ended          Ended        Ended
                                                      (unaudited)   11/30/18     11/30/17     11/30/16*      11/30/15*    11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                  $  41.57      $  44.72     $  37.62     $  37.34       $  39.08     $  39.32
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                        $  (0.04)(a)  $  (0.10)(a) $  (0.03)(a) $   0.05(a)(b) $  (0.04)(a) $  (0.03)
  Net realized and unrealized gain (loss)
  on investments                                          2.90          2.46        10.62         0.82           1.37         5.41
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $   2.86      $   2.36     $  10.59     $   0.87       $   1.33     $   5.38
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                   $     --      $  (5.51)    $  (3.49)    $  (0.59)      $  (3.07)    $  (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $     --      $  (5.51)    $  (3.49)    $  (0.59)      $  (3.07)    $  (5.62)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $   2.86      $  (3.15)    $   7.10     $   0.28       $  (1.74)    $  (0.24)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  44.43      $  41.57     $  44.72     $  37.62       $  37.34     $  39.08
====================================================================================================================================
Total return (c)                                          6.88%(d)      5.36%(e)    28.18%        2.33%(f)       3.42%(g)    13.69%
Ratio of net expenses to average net assets               0.80%(h)      0.78%        0.79%        0.82%          0.77%        0.76%
Ratio of net investment income (loss) to
  average net assets                                     (0.20)%(h)    (0.20)%      (0.07)%       0.12%         (0.09)%      (0.16)%
Portfolio turnover rate                                     22%(d)        82%          83%          99%            91%         105%
Net assets, end of period (in thousands)              $623,358      $532,690     $330,810     $220,496       $206,479     $102,721
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with net investment loss in the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2018, the total return would have been 5.34%.

(f) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2016, the total return would have been 2.31%.

(g) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.39%.

(h)   Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

Notes to Financial Statements | 5/31/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust II (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 35

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third

36 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At May 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 37

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

38 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Long-term capital gain                                       $222,482,216
      --------------------------------------------------------------------------
          Total                                                    $222,482,216
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at November 30, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed long-term gain                                 $    735,053
      Current year late year loss deferral                          (15,393,376)
      Net unrealized appreciation                                   317,135,800
      --------------------------------------------------------------------------
          Total                                                    $302,477,477
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $30,125 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 39

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value,

40 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million, 0.575% of the next $4 billion, and 0.55% on assets over $5 billion. Prior to October 1, 2018, management fees were calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. For the six months ended May 31, 2019, the effective management fee was equivalent to 0.59% (annualized) of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $93,808 in management fees, administrative costs and certain other reimbursements payable to the Adviser at May 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 41

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended May 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                $142,202
Class C                                                                   6,886
Class K                                                                     856
Class R                                                                   3,567
Class Y                                                                   1,658
--------------------------------------------------------------------------------
 Total                                                                 $155,169
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $30,260 in distribution fees payable to the Distributor at May 31, 2019.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange

42 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended May 31, 2019, CDSCs in the amount of $2,012 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility that is in the amount of $250 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2019, the Fund had no borrowings under the credit facility.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19 43

Trustees, Officers and Service Providers

Trustees                                Officers
Thomas J. Perna, Chairman               Lisa M. Jones, President and
David R. Bock                             Chief Executive Officer
Benjamin M. Friedman                    Mark E. Bradley, Treasurer and
Margaret B.W. Graham                      Chief Financial and
Lisa M. Jones                             Accounting Officer
Lorraine H. Monchak                     Christopher J. Kelley, Secretary and
Marguerite A. Piret                       Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

44 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 23253-10-0719




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 26, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 26, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 26, 2019

* Print the name and title of each signing officer under his or her signature.